EXHIBIT 10.26.1
AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
     THIS AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”) is made this 11TH day of November 2005, by and between RUBY SACRAMENTO CAL EXPO LIMITED PARTNERSHIP, RUBY WILMINGTON NEWARK LIMITED PARTNERSHIP, RUBY ORLANDO INTERNATIONAL LIMITED PARTNERSHIP, RUBY ANN ARBOR LIMITED PARTNERSHIP, RUBY FISHKILL LIMITED PARTNERSHIP, RUBY FT. WORTH RIVER PLAZA LIMITED PARTNERSHIP, RUBY PROVIDENCE WARWICK LIMITED PARTNERSHIP, and RUBY TYLER HOTEL LIMITED PARTNERSHIP (collectively, the “Seller”) and SCHUYLKILL, LLC (the “Buyer”).
RECITALS:
     WHEREAS, Seller and Buyer are parties to that certain Agreement of Purchase and Sale dated October 12, 2005 (the “Agreement of Sale”), whereby Seller agreed to sell to Buyer and Buyer agreed to buy from Seller that certain “Property” as defined in the Agreement of Sale; and
     WHEREAS, the Seller and Buyer desire to amend the Agreement of Sale on the terms and conditions hereinafter provided.
     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Seller and the Buyer, intending to be legally bound, hereby agree as follows:
     1. Study Period. Paragraph 42 of the “Definitions” section of the Agreement of Sale is hereby deleted and replaced with the following: “Study Period: The period commencing on the Effective Date and continuing through 5:00 p.m. Eastern Standard Time on November 18, 2005.”
     2. Miscellaneous.
          (a) For purposes of this Amendment, unless otherwise defined herein, all terms used herein shall have the respective meanings assigned to such terms in the Agreement of Sale.
          (b) In the event of any inconsistencies between the terms and conditions of this Amendment and the terms and conditions of the Agreement of Sale, the terms and conditions of this Amendment shall control.
          (c) Except as modified pursuant hereto, no other changes or modifications to the Agreement are intended or implied and in all other respects the Agreement of Sale is hereby specifically ratified and confirmed by all parties hereto effective as of the date hereof. The Agreement of Sale and this Amendment shall be read and construed as one Agreement of Sale.

          (d) This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
          (e) The Agreement of Sale as modified by this Amendment may be further modified only by an agreement in writing signed between the parties hereto. The Agreement of Sale and this Amendment and any exhibits attached thereto contain the entire Agreement of Sale between the Seller and Buyer and there are no other terms, obligations, covenants, representations, statements or conditions or otherwise of any kind or nature whatsoever between the parties.
          (f) This Amendment may be executed in two or more counterparts each of which shall deemed to be an original, but all of which taken together shall constitute one and the same instrument. When counterparts have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party.
          (g) This Amendment may be signed by facsimile copy. The Seller and Buyer agree to exchange manually signed copies promptly following the execution and exchange of the facsimile copies.
     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first above written.

BUYER: SCHUYLKILL, LLC, a Delaware limited liability company
By:	/S/ STEVE FAIRBANKS
Steve Fairbanks
Authorized Member

[ADDITIONAL SIGNATURES ON FOLLOWING PAGES]

SELLER SIGNATURE PAGE TO AMENDMENT AGREEMENT OF PURCHASE AND
SALE BETWEEN UNDERSIGNED SELLERS AND SCHUYLKILL, LLC DATED
NOVEMBER 11, 2005

SELLER: RUBY SACRAMENTO CAL EXPO LIMITED PARTNERSHIP
By:	Ruby Senior General Partner II LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

RUBY WILMINGTON NEWARK LIMITED PARTNERSHIP
By:	Ruby Senior General Partner II LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

RUBY ORLANDO INTERNATIONAL LIMITED PARTNERSHIP
By:	Ruby Senior General Partner I LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

SELLER SIGNATURE PAGE TO AMENDMENT AGREEMENT OF PURCHASE AND
SALE BETWEEN UNDERSIGNED SELLERS AND SCHUYLKILL, LLC DATED
NOVEMBER 11, 2005

RUBY ANN ARBOR LIMITED PARTNERSHIP
By:	Ruby Senior General Partner II LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

RUBY FISHKILL LIMITED PARTNERSHIP
By:	Ruby Senior General Partner I LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

RUBY FT. WORTH RIVER PLAZA LIMITED PARTNERSHIP
By:	Ruby Senior General Partner I LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

RUBY PROVIDENCE WARWICK LIMITED PARTNERSHIP
By:	Ruby Senior General Partner II LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER

SELLER SIGNATURE PAGE TO AMENDMENT AGREEMENT OF PURCHASE AND
SALE BETWEEN UNDERSIGNED SELLERS AND SCHUYLKILL, LLC DATED
NOVEMBER 11, 2005

RUBY TYLER HOTEL LIMITED PARTNERSHIP
By:	Ruby Senior General Partner I LLC, its general partner

By:	/S/ DAVID A. BROOKS
	Name:	DAVID A. BROOKS
Its: CHIEF LEGAL OFFICER